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                                                                    EXHIBIT 10.4



                 - SCHEDULE OF EXECUTIVE EMPLOYMENT AGREEMENTS

   The Company has entered into Employment Agreements in the form filed as
Exhibit 10.29(a) to the Company's Quarterly Report on Form 10-Q for the quarterly period ended January 3, 1998 with the individuals listed below. Each such agreement is identical except for the references to their names, titles and annualized base salaries, which are shown in the schedule below.



  NAME                                TITLE               ANNUALIZED BASE SALARY
  ----                                -----               ----------------------
  Aart de Geus                Chief Executive Officer            $400,000
  Chi-Foon Chan               Chief Operating Officer            $400,000
  Robert Bradshaw Henske      Chief Financial Officer            $350,000



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